                                                                    EXHIBIT 32.2







                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Northfield Laboratories Inc. (the "Company") on Form 10-K for the period ended May 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jack J. Kogut, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


          Date: August 13, 2004                  /s/ Jack J. Kogut
                                                 -------------------------------
                                                 Jack J. Kogut
                                                 Senior Vice President and Chief
                                                 Financial Officer